Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Disclosure of contingent liabilities [abstract]
Commitments and Contingencies
13.
COMMITMENTS AND CONTINGENCIES

Research and development commitments

The Group conducts product research and development programs through collaborative projects that include, among others, arrangements with universities, contract research organizations and clinical research sites. Oculis has contractual arrangements with these organizations. As of June 30, 2024, commitments for external research projects amounted to CHF 40.8 million, compared to CHF 50.5 million as of December 31, 2023, as detailed in the schedule below.

in CHF thousands	As of June 30, 2024	As of December 31, 2023
Within one year	22,737	23,625
Between one and five years	18,041	26,867
Total	40,778	50,492